UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2010
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers
               (e) The 2010 Stock Incentive Plan. At the annual shareholder’s meeting on April 8, 2010, the shareholders of Stewart Enterprises, Inc. (the “Company”) approved the Stewart Enterprises, Inc. 2010 Stock Incentive Plan (the “Plan”).
          The compensation committee of the board of directors of the Company will generally administer the Plan, and has the authority to grant awards under the Plan, including setting the terms of the awards. Incentives under the Plan may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Internal Revenue Code, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards.
          A total of 5,000,000 shares of the Company’s common stock are authorized to be issued under the Plan.
          This brief summary of Plan terms is qualified in its entirety by the terms of the Plan, a copy of which is filed as an exhibit to this report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders
     Our 2010 annual meeting of shareholders was held on April 8, 2010. As of the record date for the meeting, we had 89,566,742 shares of Class A common stock outstanding, each of which is entitled to one vote, and 3,555,020 shares of Class B common stock outstanding, each of which is entitled to 10 votes. According to the final voting results (which includes both Class A and Class B shares), all director nominees were elected. The voting tabulation was as follows:

		Number of Votes
Nominee	Number of Votes For	Withheld	Abstentions	Broker Non-Votes

Thomas J. Crawford	99,446,210	1,592,041	—	11,007,669
Thomas M. Kitchen	95,914,938	5,123,313	—	11,007,669
Alden J. McDonald, Jr.	97,343,894	3,694,357	—	11,007,669
James W. McFarland	96,355,976	4,682,275	—	11,007,669
Ronald H. Patron	99,322,909	1,715,342	—	11,007,669
Michael O. Read	96,175,587	4,862,664	—	11,007,669
Ashton J. Ryan, Jr.	100,278,821	759,430	—	11,007,669
Frank B. Stewart, Jr.	91,787,739	9,250,512	—	11,007,669
      At the annual meeting, the shareholders also voted on two proposals:
(1)	Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending October 31, 2010; and

(2)	Approval of the Stewart Enterprises, Inc. 2010 Stock Incentive Plan.
     The final voting tabulation (which includes both Class A and Class B shares) was as follows:

		Number of Votes
Proposals	Number of Votes For	Against	Abstentions	Broker Non-Votes

Ratification of PricewaterhouseCoopers LLP	110,673,481	1,287,911	84,527	—

Approval of the Stewart Enterprises, Inc. 2010 Stock Incentive Plan	95,031,213	5,875,283	131,755	11,007,669

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit
Number	Description
99.1	Stewart Enterprises, Inc. 2010 Stock Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
April 13, 2010	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer